UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 25, 2008
 (Date of earliest event reported)

LaserCard Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-06377	77-0176309
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1875 N. Shoreline Boulevard, Mountain View, California 94043
(Addresses of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 969-4428

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2008, Dr. Dan Maydan informed the Board of Directors of LaserCard Corporation that he will not stand for re-election to the LaserCard Corporation Board of Directors for the 2008-2009 term and will retire from the Registrant’s Board immediately following the 2008 Annual Meeting of Stockholders to be held on  September 19, 2008.  With Dr. Maydan’s retirement, the board size will be reduced from 7 members to 6 members, five of whom are independent directors.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized on the 25th day of July, 2008.

LaserCard Corporation
(Registrant)

By:	/s/ Steven G. Larson
Steven G. Larson
Vice President, Finance and Chief Executive Officer